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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            ---------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
                     ---------------------------------------
                      (Issuer with respect to Certificates)


           Delaware                   333-7575                   13-2633612
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


          802 Delaware Avenue, Wilmington, Delaware              19801
          -----------------------------------------            ---------
          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

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Item 5.  Other Events:


         On 3/15/99, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996, (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         On 4/15/99, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996, (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.2 to this Current Report on Form 8-K.

         On 5/17/99, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996, (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.3 to this Current Report on Form 8-K.



Item 7(c).        Exhibits

                  Exhibits        Description
                  --------        -----------

                  20.1 Monthly Certificateholder's statement with respect to the March 15, 1999 distribution.

                  20.2 Monthly Certificateholder's statement with respect to the April 15, 1999 distribution.

                  20.3 Monthly Certificateholder's statement with respect to the May 17, 1999 distribution.




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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.         Description
----------          -----------
20.1                Certificateholder Report dated 3/15/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.
20.2                Certificateholder Report dated 4/15/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.
20.3                Certificateholder Report dated 5/17/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 23, 1999

                                             By: THE CHASE MANHATTAN BANK,
                                             USA, NATIONAL ASSOCIATION
                                             as Servicer


                                             By: /s/ Patricia Garvey
                                                 ------------------------------
                                             Name:    Patricia Garvey
                                             Title:   Vice President